                             LETTER OF TRANSMITTAL
             TO ACCOMPANY SHARES OF COMMON STOCK $0.01 PAR VALUE OF
                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 19, 1997

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE ON
                      JANUARY 20, 1998, AT 12:00 MIDNIGHT
              EASTERN STANDARD TIME, UNLESS THE OFFER IS EXTENDED

             CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY:
                               PHONE 201-329-8929
           INFORMATION REGARDING TENDER BY MAIL, COURIER, OR BY HAND

                     By Mail:                                           By Hand:
     ChaseMellon Shareholder Services, L.L.C.           ChaseMellon Shareholder Services, L.L.C.
               Post Office Box 3301                             120 Broadway, 13th Floor
            South Hackensack, NJ 07606                             New York, NY 10271
          Attn: Reorganization Department                    Attn: Reorganization Department

                             By Overnight Delivery:
                    ChaseMellon Shareholder Services, L.L.C.
                     85 Challenger Road -- Mail Drop-Reorg
                           Ridgefield Park, NJ 07660
                        Attn: Reorganization Department

                            Facsimile Transmission:
                                 (201) 329-8936

                          For Confirmation Facsimile:
                                 (201) 296-4860

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE IS NOT A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 OR FORM W-8 (AS APPLICABLE) SET FORTH BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used (a) if you desire to tender your shares yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to tender your shares for you and your shares are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, and (c) by a broker, dealer, commercial bank, trust company or other nominee tendering the Shares as a registered owner or on behalf of a registered owner. To accept the Offer, a properly completed and executed Letter of Transmittal (or photocopy bearing original signature(s) and any required signature guarantees), any certificates representing Shares tendered, and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth above and must be received by the Depositary prior to 12:00 Midnight, Eastern Standard time, on January 20, 1998, or such later time and date to which the Offer is extended, unless the tendering party has satisfied the conditions for guaranteed delivery described in Section 2 of the Offer to Purchase dated December 19, 1997. Shareholders are not required to pay a service charge to the Fund or the Depositary in connection with their tender of Shares, but may be charged a fee by a broker, dealer or other institution for processing the tender of their shares. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.

Ladies and Gentlemen:

     The person(s) signing this Letter of Transmittal (the "Signor") hereby tenders to Templeton Vietnam Opportunities Fund, Inc. (the "Fund") the shares of common stock described below in "Description of Shares Tendered", par value $0.01 per share (the "Shares") of the Fund, for cash at a price (the "Purchase Price") equal to the net asset value ("NAV") per Share determined as of the close of the regular trading session of the New York Stock Exchange on January 20, 1998 (or, if the Offer is extended, on the Expiration Date as defined in the Offer to Purchase). This Letter of Transmittal is subject to the terms and conditions described in the Offer to Purchase dated December 19, 1997 (which Offer to Purchase and Letter of Transmittal together are referred to in these documents as the "Offer"). Receipt of the Offer to Purchase is acknowledged by the Signor.

     The shares of common stock described below in "Description of Shares Tendered" constitute all Shares actually or constructively owned by Signor. Any Shares distributed as a result of the reinvestment of a dividend to tendering shareholders who are participants in the Fund's Dividend Reinvestment Plan will be automatically tendered in the Offer.

     Signor may elect to apply all or part of the proceeds from the tender of Shares to a purchase of Class I shares of certain open-end investment companies distributed by Franklin/Templeton Distributors, Inc. These Funds are Templeton Developing Markets Trust; Templeton Growth Fund, Inc.; and Templeton Pacific Growth Fund (collectively, the "Alternative Funds"). Instead of receiving all of the proceeds in cash, Signor should select either Option B or C (depending on whether Signor desires to apply all or part of the proceeds towards a purchase of shares of the Alternative Fund(s)) and complete and submit the Templeton Funds Application included with this Letter of Transmittal. Failure to submit a completed Application Form will result in an automatic election to receive the proceeds in cash. The initial sales charge for Class I shares of Alternative Funds will be waived in connection with purchases arising out of the Offer. The purchase of Alternative Fund shares with cash proceeds from the tender of Shares will be treated for tax purposes as a sale of Fund Shares and a purchase of the Alternative Fund's shares, and may result in a taxable gain or loss for the Signor. Before Signor may elect to apply cash proceeds from the tender of Shares to a purchase of shares of an Alternative Fund, Signor must first obtain that Alternative Fund's prospectus. A current prospectus for each Alternative Fund, which describes the risks inherent in an investment in such Alternative Fund, the charges and expenses that are borne by such Alternative Fund and its shareholders, and the operation of such Alternative Fund generally, may be obtained by calling 1-800-DIAL-BEN (1-800-342-5236).

     Subject to, and effective upon acceptance for payment of, or payment for, Shares tendered by the Signor in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any extension or amendment), the Signor hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all of the Shares that are being tendered as described below under "Description of Shares Tendered" that are purchased by the Fund pursuant to the Offer and Signor constitutes and appoints ChaseMellon Shareholder Services, L.L.C. (the "Depositary") as attorney-in-fact of the Signor with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present certificate(s) for such Shares, if any, for cancellation and transfer on the Fund's books and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the succeeding paragraph, all in accordance with the terms and conditions set forth in the Offer.

     The Signor represents and warrants that (a) the Signor, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the tendering shareholder's instructions to tender pursuant to the terms and conditions of this Offer in accordance with the letter from the Fund to brokers, dealers, commercial banks, trust companies and other nominees; (b) when, and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title to the Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the Signor will execute and deliver any additional documents that the Depositary or the Fund deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered; and (d) the Signor has read and agrees to all of the terms and conditions of the Offer.

     The name(s) and address(es) of the registered owner(s) should be printed as they appear on the registration of the Shares. If the Shares tendered are in certificate form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.

     The Signor recognizes that, under certain circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer or may not be required to purchase any of the Shares tendered. In any such event, the Signor understands that certificate(s) for Shares not purchased, if any, will be returned to the Signor at its registered address unless otherwise indicated under the Special Delivery Instructions below. The Signor recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered owner if the Fund purchases none of such Shares.

     The Signor understands that acceptance of Shares by the Fund for payment represents a binding agreement between the Signor and the Fund upon the terms and conditions of the Offer.

     The check for the Purchase Price of the tendered Shares purchased will be issued to the order of the Signor and mailed to the address indicated, unless otherwise indicated in the box titled Special Payment Instructions or the box titled Special Delivery Instructions. The Fund will not pay interest on the Purchase Price under any circumstances.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the Signor and all obligations of the Signor under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Offer, this tender is irrevocable.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price and/or return any Share certificates not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price for any Shares purchased and/or return any Share certificates not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Purchase Price and/or return any Share certificates not accepted for payment in the name of, and deliver such check and/or return any such Share certificates to, the person(s) indicated in those sections. The Signor recognizes that the Fund has no obligation under the Special Payment Instructions to transfer any Shares from the name of the registered holder of such Shares if the Fund does not accept for payment any of the Shares tendered.
--------------------------------------------------------------------------------

                                     DESCRIPTION OF SHARES TENDERED
                                       (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------------------------------
                                                                           CERTIFICATE(S) TENDERED
           NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            (ATTACH ADDITIONAL SIGNED LIST, IF
   (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S)).               NECESSARY)
--------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER
                                                                           SHARES         OF SHARES
                                                                        CERTIFICATE     REPRESENTED BY
                                                                         NUMBER(S)*    CERTIFICATE(S)*
                                                                      ----------------------------------

                                                                      ----------------------------------

                                                                      ----------------------------------

                                                                      ----------------------------------

                                                                      ----------------------------------

                                                                      ----------------------------------

                                                                      TOTAL SHARES TENDERED

--------------------------------------------------------------------------------
 * NEED NOT BE COMPLETED BY BOOK-ENTRY SHAREHOLDERS.
--------------------------------------------------------------------------------

                               OPTIONS REGARDING

                            DISTRIBUTION OF PROCEEDS

OPTION A:     [ ]  I elect to receive the proceeds from the Total Shares
                   Tendered indicated above in the form of cash.

OPTION B:     [ ]  In lieu of cash, I elect to have all of the proceeds from the
                   Total Shares Tendered indicated above to be applied to the purchase of Class I Shares of the following Alternative
                   Funds, such proceeds to be applied in the percentages indicated below.

            [ ]
            ------------------%     TEMPLETON DEVELOPING MARKETS TRUST

            [ ]
            ------------------%     TEMPLETON GROWTH FUND, INC.

            [ ]
            ------------------%     TEMPLETON PACIFIC GROWTH FUND

OPTION C: [ ]  I elect to receive
------% of the proceeds from the Total Shares Tendered indicated above in the form of cash and the remainder of the proceeds to be applied to the purchase of Class I Shares of the following Alternative Funds, such remainder of the proceeds to be applied in the percentages indicated below.

            [ ]
            ------------------%     TEMPLETON DEVELOPING MARKETS TRUST

            [ ]
            ------------------%     TEMPLETON GROWTH FUND, INC.

            [ ]
            ------------------%     TEMPLETON PACIFIC GROWTH FUND

     IF OPTION B OR C IS ELECTED, YOU MUST OBTAIN THE PROSPECTUS OF THE ALTERNATIVE FUND(S) ELECTED AND COMPLETE THE TEMPLETON FUNDS APPLICATION FORM INCLUDED WITH THIS LETTER OF TRANSMITTAL AND RETURN IT TO THE DEPOSITARY WITH THE LETTER OF TRANSMITTAL. THE PURCHASE OF ALTERNATIVE FUND SHARES WITH THE PROCEEDS OF SIGNOR'S TENDER OF SHARES WILL BE TREATED FOR TAX PURPOSES AS A SALE OF FUND SHARES AND A PURCHASE OF THE ALTERNATIVE FUND'S SHARES, AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO THE SHAREHOLDER. FAILURE TO SUBMIT A COMPLETED APPLICATION FORM WITH AN ELECTION TO PURCHASE ALTERNATIVE FUND SHARES SHALL BE CONSIDERED AS AN ELECTION TO RECEIVE ALL PROCEEDS IN CASH.

     THE SIGNOR TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME(S) OF THE REGISTERED OWNER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.

     THE BOXES BELOW ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY ("DTC") AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

---------------------------------------------------------------------------

DTC Participant Number:

---------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

---------------------------------------------------------------------------

Window Ticket Number (if any):

---------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:

---------------------------------------------------------------------------

Name of Eligible Institution which Guaranteed Delivery:

---------------------------------------------------------------------------

DTC Participant Number (if delivered by book-entry transfer):

---------------------------------------------------------------------------

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if (i) Share certificates that are not accepted for payment under the terms of the Offer, (ii) the check for the purchase price of Shares that are accepted under the terms of the Offer or (iii) shares of Alternative Funds are to be issued in the name of someone other than the Signor.

Issue: [ ] Check  [ ] Certificate(s) to:

Name(s):
                             (PLEASE TYPE OR PRINT)

Address:

                                (PLEASE INCLUDE ZIP CODE)

                    (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.,
                                     IF APPLICABLE)
                            (SEE SUBSTITUTE FORM W-9 BELOW.)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if (i) Share certificates that are not accepted for payment under the terms of the Offer, (ii) the check for the purchase price of Shares that are accepted for payment under the terms of the Offer or (iii) shares of Alternative Funds are to be sent to someone other than the Signor, or to the Signor at an address other than that shown above.

Mail: [ ] Check  [ ] Certificate(s) to:

Name(s):
                             (PLEASE TYPE OR PRINT)

Address:

                                (PLEASE INCLUDE ZIP CODE)

                    (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.,
                                     IF APPLICABLE)
                            (SEE SUBSTITUTE FORM W-9 BELOW.)

       INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered (including, for purposes of this document, any participant in the book-entry transfer facility of The Depositary Trust Company ("DTC") whose name appears on DTC's security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm (an "Eligible Institution") which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a Stock Transfer Association approved medallion program (such as STAMP, SEMP or
MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used (a) if Shares are to be forwarded with this Letter of Transmittal, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to the account maintained by the Depositary according to the procedure set forth in Section 2 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Shareholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a photocopy bearing original signature(s) and any required signature guarantees), and any other documents required by this Letter of Transmittal to be delivered in accordance with the Offer.

     The Fund will not accept any alternative, conditional or contingent tenders. All tendering shareholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or photocopy hereof), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in any of the above boxes is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached to the Letter of Transmittal.

     4. TENDER OF ALL SHARES HELD BY THE SHAREHOLDER. A SHAREHOLDER WISHING TO ACCEPT THE OFFER MUST TENDER, OR CAUSE THE TENDER OF, ALL SHARES ACTUALLY OWNED OR CONSTRUCTIVELY OWNED BY THE SHAREHOLDER PURSUANT TO SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AS OF THE DATE OF PURCHASE OF SHARES PURSUANT TO THE OFFER. Shareholders should consult their tax advisers as to the application of the constructive ownership rules of Section 318. Shares tendered shall include any Shares received by Shareholders pursuant to a dividend by the Fund or participation in the Fund's Dividend Reinvestment Plan. The Fund will purchase no more than 4,029,302 Shares (approximately 50%) from tendering Shareholders, in accordance with the terms and conditions specified in the Offer to Purchase. In the event that more than 4,029,302 Shares are tendered by shareholders, the Fund intends to extend the Expiration Date by ten business days in order to give shareholders who may not have initially tendered their Shares an opportunity to tender their Shares. Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     Shareholders have the option to direct that all or part of the cash proceeds from the tender of their Shares of the Fund be used to purchase Class I Shares of certain open-end investment companies distributed by Franklin Templeton Distributors, Inc. These funds are Templeton Developing Markets Trust; Templeton Growth Fund, Inc.; and Templeton Pacific Growth Fund (the "Alternative Funds"). If Signor is considering applying the proceeds from the tender of their Shares towards a purchase of shares of an Alternative Fund(s) (the "Purchase"), Signor must first obtain the applicable Alternative Fund's prospectus and should review it before electing a purchase. The front-end sales charge normally applicable to sales of shares of the Alternative Funds will be waived in connection with a Purchase. Each Purchase must involve proceeds which have a total net asset value of at least $100. If the proceeds from tendered Shares applied towards a Purchase total less than $100, then those proceeds will be distributed in cash. The Purchase of Alternative Fund shares will be treated for tax purposes as a sale of Fund Shares and a purchase of the Alternative Fund's shares, and may result in taxable gain or loss to Signor. If Signor then determines to elect a Purchase, Signor should select either Option B or C under "Options Regarding Distribution of Proceeds" and complete the Application Form included with this Letter of Transmittal. Failure to submit a completed Application Form with an election to purchase Alternative Fund shares shall be treated as an election to receive all proceeds in cash. The shares of the Alternative Funds will be priced at the net asset value of such shares at the close of business on the New York Stock Exchange on the next business day following the Expiration Date, or, if purchased with Shares Tendered pursuant to a Notice of Guaranteed Delivery, on the next business day following payment for the Tendered Shares, or, if the Offer is to be prorated, on the next business day following the date that the final proration factor is determined. A current Prospectus for each Alternative Fund that describes the risks inherent in a Purchase of such Alternative Fund shares, the charges and expenses that are borne by such Alternative Fund and its shareholders, and the operation of such Alternative Fund generally, may be obtained by calling 1-800-DIAL-BEN (1-800-342-5236). Please read the prospectus carefully before deciding whether to invest in any of the Alternative Funds.

     SIGNOR REPRESENTS THAT HE/SHE HAS OBTAINED THE PROSPECTUS OF ANY OF THE ALTERNATIVE FUNDS IN WHICH HE/SHE WILL PURCHASE SHARES PRIOR TO THE PURCHASE OF SUCH SHARES.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, AUTHORIZATIONS, AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered are owned of record by two or more joint owners, all of the owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority to act in such a fiduciary or representative capacity must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares transmitted, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not purchased are to be issued in, the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s) for such Shares. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. The Fund will pay any transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of, any person(s) other than the registered owner(s), or (b) if any tendered certificate(s) are registered, or the Shares tendered are otherwise held, in the name(s) of any person(s) other than the registered owner, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Payment by the Fund of transfer taxes for which the shareholder is liable may be deemed to result in taxable income to the shareholder equal in amount to the transfer taxes paid.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If (i) certificate(s) for unpurchased Shares, (ii) check(s), or (iii) shares of Alternative Funds are to be issued in the name of a person other than the registered owner(s) or if such certificate(s), share(s) and/or check(s) are to be sent to someone other than the registered owner(s) or to the registered owner(s) at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

     8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, and the Fund's determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for the Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Share(s) or shareholder(s). Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived. The Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding.

     NONE OF THE FUND, THE FUND'S INVESTMENT MANAGER, THE DEPOSITARY OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY DEFECTS OR IRREGULARITIES, OR WAIVERS OF DEFECTS OR IRREGULARITIES IN TENDERS OR IN ANY NOTICE OF WITHDRAWAL, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO DO SO.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent by telephoning 1-800-851-9671. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may also be directed to the Information Agent. Shareholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Shareholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.

     10. RESTRICTION ON SHORT SALES. Section 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14e-4 promulgated thereunder prohibits both "short" tendering and "hedged" tendering by any person, whether acting alone or in concert with others. It is a violation of Rule 14e-4 under the Exchange Act for a person to tender Shares unless, the person tendering (i) has a net long position equal to or greater than the amount tendered in (a) Shares tendered or (b) other securities immediately convertible into, or exercisable or exchangeable for, the number of Shares tendered and will acquire these Shares for tender by conversion, exercise or exchange of such other securities and (ii) will cause these Shares to be delivered in accordance with the terms of the Offer. The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering shareholder and the Fund, upon the terms and subject to the conditions of the Offer, including such shareholder's representation that (i) such shareholder has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act; and (ii) the tender of such Shares complies with Rule 14e-4.

     11. BACKUP WITHHOLDING TAX. Each tendering U.S. shareholder who does not otherwise establish an exemption from withholding, must notify the Depositary of his/her/its correct taxpayer identification number ("TIN") (or certify that he/she/it is awaiting a TIN) and provide certain other information by completing and providing to the Depositary the Substitute Form W-9 provided under "Important Tax Information" below. Failure either to provide the information on the form or to check the box in Part 2 of the form may subject the tendering shareholder to 31% federal income tax backup withholding on the payments made to the shareholder (or other payee) with respect to Shares purchased pursuant to the Offer. The box in Part 2 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all payments until a TIN is provided to the Depositary.

     Each tendering non-U.S. shareholder must complete the Form W-8 included with this Letter of Transmittal and provide it to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, OR FACSIMILE HEREOF BEARING ORIGINAL SIGNATURE(S), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM), AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

     THE ACCEPTANCE OF SHARES BY THE FUND FOR PAYMENT WILL CONSTITUTE A BINDING AGREEMENT BETWEEN THE TENDERING SHAREHOLDER AND THE FUND, UPON THE TERMS AND CONDITIONS OF THE OFFER, INCLUDING THE TENDERING SHAREHOLDER'S REPRESENTATION THAT THE SHARES BEING TENDERED REPRESENT AND WILL REPRESENT ALL SHARES ACTUALLY OWNED BY SUCH SHAREHOLDER AS OF THE DATE OF PURCHASE OF SHARES PURSUANT TO THE OFFER, AND ALL SHARES CONSTRUCTIVELY OWNED BY SUCH SHAREHOLDER AS OF SUCH DATE UNDER SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, HAVE BEEN OR WILL BE TENDERED PURSUANT TO THE OFFER.

                           IMPORTANT TAX INFORMATION

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. IT MAY NOT BE APPLICABLE TO NON-U.S. SHAREHOLDERS. ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER.

                        SUBSTITUTE FORM W-9 OR FORM W-8

     Under the U.S. federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Offer. In order to avoid such backup withholding, each tendering U.S. shareholder must provide the Depositary with such shareholder's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a shareholder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service. Certain shareholders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements, but must nonetheless complete a Substitute Form W-9 to avoid possible erroneous backup withholding. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number.

     In order for a non-U.S. shareholder to avoid 31% backup withholding, the shareholder must submit a statement to the Depositary signed under penalties of perjury attesting that he/she/it is a non-U.S. shareholder. Form W-8 and instructions for such statement are enclosed for non-U.S. shareholders.

        CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8

     Failure to complete Substitute Form W-9 or Form W-8 will not, by itself, cause the Shares to be deemed invalidly tendered but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the shareholder may claim a refund from the Internal Revenue Service.

         IMPORTANT SIGN BELOW AND COMPLETE SUBSTITUTE FORM W-9 (BELOW)
                      OR FORM W-8 (ENCLOSED) AS APPLICABLE

     Under penalty of perjury, I certify (1) that the number set forth below is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject to backup withholding. Instruction: You must strike out the language in (2) above if you have been notified that you are subject to backup withholding due to underreporting and you have not received a notice from the IRS that backup withholding has been terminated.

     The Signor recognizes that, under certain circumstances set forth in the Offer to Purchase, the Fund may not be required to purchase the Shares tendered. The Signor understands that certificate(s) for Shares not purchased will be returned to the Signor at the address indicated above. In the case of Shares not evidenced by certificate, ChaseMellon Shareholder Services, L.L.C. will cancel the tender order as to any Shares not purchased by the Fund.

     The check for the purchase price for such of the tendered Shares as are purchased should be issued to the order of the Signor and mailed to the address indicated above.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the Signor and any obligation of the Signor under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Offer, this tender is irrevocable.

The Offer is hereby accepted in accordance with its terms.

--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF SHAREHOLDER(S))

                                     Dated:
                ------------------------------------------, 199
                                     ------
     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted under this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)
Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):
(See Instruction 5)
Address:

--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)
Area Codes and Telephone Numbers:

Home:
-----------------------------------------------                        Business:
---------------------------------------------
TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO. (IF APPLICABLE):
   (COMPLETE SUBSTITUTE FORM W-9 BELOW OR FORM W-8 (ENCLOSED), AS APPLICABLE)
                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
Authorized Signature:
Name:
                             (PLEASE TYPE OR PRINT)
Title:
Name of Firm:
Address:
__
                                                              (INCLUDE ZIP CODE)
Area Code and Tel. No.:
Dated: , 199 ____

             PAYOR'S NAME: CHASEMELLON SHAREHOLER SERVICES, L.L.C.

--------------------------------------------------------------------------------
  SUBSTITUTE
  FORM  W-9
  DEPARTMENT OF THE
  TREASURY
  INTERNAL REVENUE
  SERVICE
I,2
--------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
     ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payor, 31% of all reportable payments due to me pursuant to the Offer will be withheld until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

                    Signature                                                Date

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

                     PART 1 -- PLEASE PROVIDE
                               YOUR TIN (FOR

                                                -------------------------------
                           INDIVIDUAL, SOCIAL
                                                   SECURITY
                                                    SOCIAL SECURITY NUMBER
                           NUMBER) AND CERTIFY
SIGNOR                         BY

                                                -------------------------------
                           ING AND DATING
                               BELOW
                                                        EMPLOYER ID NO.
                   -------------------------------------------------------------
                   -------------------
                     CERTIFICATION -- UNDER PENALTIES OF
                                      PERJURY, I CERTIFY THAT:
                                                                  PART 2 --
                     (1) THE INFORMATION PROVIDED ON THIS FORM
                     IS TRUE, CORRECT AND PAYOR'S REQUEST FOR
                                   TAXPAYER IDENTIFICATION NUMBER
                                                               AWAITING TIN [ ]
                     IS COMPLETE AND (2) I AM NOT SUBJECT TO
                                  BACKUP WITHHOLD(PLEASE SEE BELOW)
                     ING EITHER BECAUSE I AM EXEMPT FROM BACKUP
                     WITHHOLDING OR I HAVE NOT BEEN NOTIFIED BY
                     THE INTERNAL REVENUE SERVICE (THE "IRS")
                     THAT I AM SUBJECT TO BACKUP WITHHOLDING AS
                     A RESULT OF UNDER-REPORTING INTEREST OR
                     DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I
                     AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.
                     (YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU
                                                HAVE

      --------------------------------------------------------------------------
                     BEEN NOTIFIED BY THE IRS THAT YOU ARE
                     SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
                     UNDER-REPORTING INTEREST OR DIVIDENDS ON
                     YOUR TAX RETURN. HOWEVER, IF AFTER BEING
                     NOTIFIED BY THE IRS THAT YOU WERE SUBJECT
                     TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER
                     NOTIFICATION FROM THE IRS THAT YOU ARE NO
                     LONGER SUBJECT TO BACKUP WITHHOLDING, DO
                     NOT CROSS OUT ITEM (2)).

                     SIGNATURE  DATE

                     Name:

                     Address:
I,4

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Payer.

---------------------------------------------------------
                                      GIVE THE
           FOR THIS TYPE OF ACCOUNT:  NAME AND
                                      SOCIAL SECURITY
                                      NUMBER OF--
=========================================================
                                      GIVE THE NAME AND
           FOR THIS TYPE OF ACCOUNT:  EMPLOYER
                                      IDENTIFICATION
                                      NUMBER OF--
---------------------------------------------------------
  1. Individual                       The individual
  2. Two or more individuals (joint   The actual owner of
     account)                         the account or, if
                                      combined funds, the
                                      first individual on
                                      the account(1)
  3. Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
  4. a. The usual revocable savings   The grantor-
        trust (grantor is also        trustee(1)
        trustee)
     b. So-called trust account that  The actual owner(1)
     is not a legal or valid trust
        under state law
  5. Sole proprietorship              The owner(3)

---------------------------------------------------------
  6. Sole proprietorship              The owner(3)
  7. A valid trust, estate or         The legal entity
     pension trust                    (Do not furnish the
                                      identifying number
                                      of the personal
                                      representative or
                                      trustee unless the
                                      legal entity itself
                                      is not designated
                                      in the account
                                      title.)(4)
  8. Corporate                        The corporation
  9. Association, club, religious,    The organization
     charitable, educational, or
     other tax-exempt organization
 10. Partnership                      The partnership
 11. A broker or registered nominee   The broker or
                                      nominee
 12. Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
---------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employment identification number (if you have one).
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on all payments include the following:
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof. Payees that may be exempted from backup withholding:
  - A corporation.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
  - Payments of patronage dividends where the amount receive is not paid in money.
  - Payments made by certain foregoing organizations.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid to you.
Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties must also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE